                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K
                                   --------




                                CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



                                July 21, 1999
                -----------------------------------------------
                Date of report (Date of earliest event reported)



                                  ADVO, Inc.
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                             1-11720                          06-0885252
----------------------------------       ------------------------           --------------------
(State or other jurisdiction             (Commission file number)           (IRS Employer
of incorporation or organization)                                           Identification No.)


         One Univac Lane, P.O. Box 755, Windsor, Connecticut 06095-0755
         --------------------------------------------------------------
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code:     (860) 285-6120
                                                   --------------------

ITEM 5.   OTHER EVENTS
          ------------

On July 21, 1999, the Board of Directors of ADVO, Inc. (the "Company") adopted amendments to the Company's Restated By-laws. The amendments bring the Restated By- laws into conformity with relevant statutory changes as well as common practice for companies.

A complete copy of the Restated By-laws is filed as exhibit 3(b).



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

The following exhibits are filed herewith:


Exhibit
-------
No.        Description
---        -----------
3(b)       Restated By-laws of ADVO.    Filed herewith.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              ADVO, Inc.
   Date: September 10, 1999
         ------------------
                                              By     /s/ DAVID M. STIGLER
                                                ------------------------------
                                                David M. Stigler
                                                Senior Vice President,
                                                Legal and Public Affairs,
                                                General Counsel and Secretary

                         EXHIBIT INDEX
                         -------------

                                                       Incorporation by
Exhibit No.      Description                           Reference
-----------      -----------                           ---------

3 (b)            Restated By-laws of ADVO.             Filed herewith.